                                                                   EXHIBIT 10.54


                      [DELICIOUS BRANDS, INC. LETTERHEAD]




October 23, 1998


[DELICIOUS BRANDS, INC. LOGO]


American Pacific Financial Corporation
225 W. Hospitality Lane
Suite 201
San Bernadino, California 92408


     Reference is made to the promissory note dated April 3, 1998 (the "Note") of the Delicious Frookie Company, Inc. ("Borrower"), in the principal amount of $100,000 in favor of American Pacific Financial Corporation.

     Noteholder hereby agrees that the Note is hereby amended by deleting the words "120 days from date first written above" in the fifth sentence of the second paragraph of Section 1 of the Note and replacing such words with the following: "November 16, 1998".


DELICIOUS BRANDS, INC.


By: /s/ Jeffry W. Weiner
--------------------------------------
    Name:  Jeffry W. Weiner
    Title: Chief Financial Officer


Agreed and accepted as of the
 date first written above:


AMERICAN PACIFIC FINANCIAL CORPORATION


By: /s/ Larry R. Polhill
    ----------------------------------
    Name:  Larry R. Polhill
    Title: President